17. Undistributed Earnings of Subsidiary Bank	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements
Restrictions on Dividends, Loans and Advances [Text Block]
17. Undistributed Earnings of Subsidiary Bank

National banking regulations and capital guidelines limit the amount of dividends that may be paid by banks. At December 31, 2011, the subsidiary bank had $0 available for dividends. Additionally, according to the guidelines, at January 1, 2012, the subsidiary bank had $0 available for dividends. Future dividend payments by the subsidiary bank will be dependent upon individual regulatory capital requirements and levels of profitability. Since the Corporation is a legal entity, separate and distinct from the subsidiary bank, the dividends of the Corporation are not subject to such bank regulatory guidelines.